UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CHINA INTEGRATED ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA INTEGRATED ENERGY, INC.
10F, Western International Square
2 Gaoxin Road
Xi'an, Shaanxi Province, China 710075

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
to be held on December 16, 2013

TO THE STOCKHOLDERS OF CHINA INTEGRATED ENERGY, INC.:

The 2013 Annual Meeting of the stockholders of China Integrated Energy, Inc., a Delaware corporation (“Company”), will be held on December 16, 2013 at 10:00 a.m. PRC Time (December 15, 2013 at 9:00 p.m. E.T.), at 10F, Western International Square, 2 Gaoxin Road, Xi’an, Shaanxi Province, China 710043 for the following purposes:

1.	To elect four (4) directors;
2.	To ratify the appointment of RBSM, LLP, as Company’s independent accountants, for the fiscal year ending December 31, 2013;
3.	To conduct an advisory vote to approve the compensation paid to named executive officers of the Company;
4.	To conduct an advisory vote regarding the frequency of advisory votes to approve named executive officer compensation; and
5.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Stockholders who are unable to attend the meeting in person may use the following conference call lines: Hong Kong access +852 3027 5500; U.S. access: +1 85 5753 2229 or toll free: +1 866 978 9970 or China access: +86 400 681 6405 or +86 400 658 8165, with the following participant code: 846075#. This conference call line will be in listen only mode. After the adjournment of the Annual Meeting, the Company will hold a Q&A session. Stockholders may submit questions for consideration only via e-mail to the Company’s Investor Relations Firm at ychen@christensenir.com, with a cc: to the Company at jin.ma@cbeh.net.cn, no later than December 12, 2013. Such questions will be reviewed by Company management and the Company’s legal counsel and a determination will be made as to whether such questions may be answered in compliance with Regulation FD. Please see the section entitled “Discussion of Business Operations” for further details on who is eligible to submit questions for discussion at the Annual Meeting.

A proxy statement, providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Xincheng Gao
Xincheng Gao
Chairman of the Board
Chief Executive Officer

Dated: December 3, 2013

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed return envelope. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or nevertheless vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the nominee holder how to vote, by marking your proxy card.

China Integrated Energy, Inc.
10F, Western International Square
2 Gaoxin Road
Xi'an, Shaanxi Province, China 710075

PROXY STATEMENT
for
2013 Annual Meeting of Stockholders
to be held on December 16, 2013

PROXY SOLICITATION

China Integrated Energy, Inc., a Delaware company (the “Company”) is soliciting proxies on behalf of the Board of Directors in connection with the annual meeting of stockholders on December 16, 2013 at 10:00 a.m. PRC time (December 15, 2013 at 9:00 p.m. ET) and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy, and any additional material that may be furnished to stockholders. Proxies may be solicited through the mails or direct communication with certain stockholders or their representatives by Company officers, directors, or employees, who will receive no additional compensation therefor.

December 6, 2013 is the approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders.

GENERAL INFORMATION ABOUT VOTING

Record Date, Outstanding Shares, and Voting Rights

As of October 25, 2013, the record date for the meeting, Company had outstanding 44,503,379 shares of Common Stock, being the class of stock entitled to vote at the meeting. Each share of Common Stock entitles its holder to one vote.

You may vote your proxy by completing, dating, signing, and mailing the accompanying form of proxy in the return envelope provided. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. You may revoke any proxy by notifying the Company in writing at the above address, ATTN: Secretary, or by voting a subsequent proxy or in person at the meeting.

Attending the Meeting

If you attend the meeting, you may vote there in person, regardless of whether you have voted by any of the other means mentioned in the preceding paragraph.

Procedures for Voting or Revoking Proxies

You may vote your proxy by completing, dating, signing and mailing the accompanying form of proxy in the return envelope provided. The persons authorized by any of those means to vote your shares will vote them as you specify or, in absence of your specification, as stated on the form of proxy. Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion. You may revoke any proxy by notifying the Company in writing at the above address, ATTN: Secretary, or by voting a subsequent proxy or in person at the meeting.

Required Votes

Proposal One.  Directors are elected by a plurality, and the nominees who receive the most votes will be elected. Proposal One is considered a “non routine” matter, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal One or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal One.

Proposal Two.  To be approved, the ratification of RBSM LLP, as the Company's independent accountants must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Two is considered a “routine” matter, and, accordingly, brokerage firms and nominees have the authority to vote their clients' unvoted shares on Proposal Two as well as to vote their clients' shares where the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Two.

Proposal Three.  To be approved, the proposal regarding the Company's executive compensation for the fiscal year ended December 31, 2011 must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Proposal Three is considered a “non-routine” matter under NASDAQ rules, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Three or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Three. The vote on Proposal Three is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. Although non-binding, the Board of Directors values the opinions that the stockholders express in their votes, and the votes will provide information to the Compensation Committee regarding investor sentiment about the Company's executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future.

Proposal Four.  The proposal regarding the determination of the frequency of the advisory vote on the Company's executive compensation must receive the affirmative vote of the majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting. Stockholders are not voting to approve or disapprove the recommendation of the Board of Directors. Instead, stockholders are selecting one of the frequency alternatives (every year, every two years or every three years or abstaining). Proposal Four is considered a “non-routine” matter, and, accordingly, brokerage firms and nominees do not have the authority to vote their clients' unvoted shares on Proposal Four or to vote their clients' shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal Four. With respect to this item, if none of the frequency alternatives (every year, every two years or every three years) receives a majority of the votes cast, the Company will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by the stockholders. This vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board of Directors. Although the vote is non-binding, the Board of Directors values the opinions that the stockholders express in their votes and will take into account the outcome of the vote when considering how frequently the Company should conduct a vote on its executive compensation going forward. However, because this vote is advisory and not binding on the Company or the Board of Directors, the Board of Directors may decide that it is in the Company's and the stockholders' best interests to hold a vote on the Company's executive compensation more or less frequently than the option that receives the most votes from the stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o China Integrated Energy, Inc. at 10F, Western International Square, 2 Gaoxin Road, Xi'an, Shaanxi Province, China 710075. Also, stockholders who share an address and receive multiple copies of the annual report and this proxy statement can notify the Company in writing or orally at the above provided address and telephone number and request that the Company delivers a single copy of these materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of December 2, 2013, by each of Company’s directors and executive officers; all executive officers and directors as a group, and each person known to Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o China Integrated Energy, Inc., 10F, Western International Square, 2 Gaoxin Road, Xi’an, Shaanxi Province, People’s Republic of China, 710075.

Name of Beneficial Owner	Number of Shares(1)	Percent of Class(2)(3)
Redsky Group Limited(4)	21,937,345	49.3%
Xincheng Gao(5)	22,417,345	49.83%
Gaihong Li(6)	320,100	*
Liren Wei(7)	53,280	*
Stephen Markscheid(8)	66,600	*
All Directors and Executive Officers, as a group (4 persons)	22,857,325	50.3%

*	Less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities anticipated to be exercisable or convertible at or within 60 days of December 2, 2013, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are anticipated to be beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.
(2)	Based upon 44,503,379 shares of Common Stock issued and outstanding as of December 2, 2013.
(3)	In determining the percent of our Common Stock owned by a person or entity on December 2, 2013 (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days of December 2, 2013 on exercise of outstanding warrants and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of our common stock outstanding on that date December 2, 2013, plus (ii) the total number of shares that the beneficial owner may acquire on conversion of preferred stock and on exercise of warrants and options.
(4)	The business address of Redsky Group Limited is P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands. Mr. Xincheng Gao, the sole director of Redsky Group Limited, has dispositive and voting power over the Shares.
(5)	Includes (i) 21,937,345 shares of Common Stock beneficially owned by Redsky Group Limited, over which Mr. Gao, as the sole director of Redsky Group Limited has voting and dispositive power, and (ii) an option to purchase up to 600,000 shares of Common Stock, the options vest evenly each quarter over a five-year period and expire six years from the date of grant (January 1, 2010). 480,000 of the options are exercisable within 60 days from December 2, 2013.

(6)	Includes 100 shares of Common Stock and an option to purchase up to 400,000 shares of Common Stock, the options vest evenly each quarter over a five-year period and expire six years from the date of grant (January 1, 2010). 320,000 of the options are exercisable within 60 days from December 2, 2013.
(7)	Mr. Wei has an option to purchase up to 80,00 shares of Common Stock granted in May 2011, which vests in 1/3 increments over a three year period. 53,280 of the options are exercisable within 60 days from December 2, 2013.
(8)	Mr. Markscheid has an option to purchase up to 100,000 shares of Common Stock granted in May 2011, which vests in 1/3 increments over a three-year period. 66,600 of the options are exercisable within 60 days from December 2, 2013.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated the persons identified below for election as directors, to serve until the earlier of the next annual meeting, when their successors have been elected and qualified, their resignation or their termination prior to the next annual meeting. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Other positions with Company; other directorships held in last five years	Has served as Company director since
Xincheng Gao	50	Chief Executive Officer, President and Chairman	October 23, 2007
Gaihong Li	36	Chief Financial Officer, Executive Vice President and Director	December 9, 2007
Stephen Markscheid	59	Independent Non-Executive Director; Independent Director of: CNinsure, Inc., Jinko Solar, Inc., China Ming Yang Wind Group and ChinaCast Education Corporation	April 28, 2011
Liren Wei	50	Independent Non-Executive Director.	May 31, 2011

The business experience during at least the last five years of each of these individuals is as follows:

Xincheng Gao, has served as our Chairman, Chief Executive Officer and President since October 23, 2007. Mr. Gao has extensive experience in the research and marketing of oil products. In November 1999, Mr. Gao founded Xi’an Baorun Industrial Development Co., Ltd. (Xi’an Baorun Industrial) to sell finished oil products and heavy oil products. Prior to founding of Xi’an Baorun Industrial, Mr. Gao worked in the Oil and Chemical Department of Shaanxi Province that oversaw the oil industry; and worked in Zhongtian Oil and Chemical Group in charge of R&D and marketing. Mr. Gao received a B.S. in Mechanical Engineering from Xi’an University of Technology in 1985 and an E.M.B.A. from Xi’an Jiaotong University in 2004.

Gaihong Li, has served as our Chief Financial Officer since September 30, 2012. Prior to being appointed as CFO, Ms. Li served and continues to serve as our Executive Vice President since June 2009, and as Controller since May 12, 2009. Ms. Li served as our Chief Financial Officer from October 23, 2007 until May 12, 2009, and has served as a member of our board of directors since December 9, 2007. Ms. Li has also served as Financial Controller of Xi’an Baorun Industrial since September 2005. Ms. Li has more than ten years of experience in the oil industry. From August 2000 until Ms. Li joined Xi’an Baorun Industrial in September 2005, Ms. Li served as Chief Financial Officer of Xi’an Dongfang Oil Group Co., Ltd., which is located in China and engages in the business of oil production. Ms. Li obtained a B.S. degree in Accounting from Xi’an Northwest University in 1997 and an E.M.B.A. from Xi’an Jiaotong University in 2008.

Stephen Markscheid, has been an Independent Director since May 2011. He also serves as an non-executive director of CNinsure, Inc. (Nasdaq: CISG), Jinko Solar Inc. (NYSE: JKS), ChinaCast Education Corporation (OTC: CAST) and China Ming Yang Wind Group Co. Ltd. (NYSE: MY). He is currently the chief executive officer of Synergenz BioScience, Inc., a genomics company based in Hong Kong. Prior to that, Mr. Markscheid was the chief executive officer of HuaMei Capital Company, Inc., a Sino-U.S. investment advisory firm from 2006 to 2007. From 1998 to 2006, Mr. Markscheid served as senior vice president for global risk for GE Healthcare Financial Services and director of business development of GE Capital. Prior to joining GE, Mr. Markscheid worked as case leader for the Boston Consulting Group throughout Asia from 1994 to 1997. Prior to that, Mr. Markscheid had been a commercial banker for ten years in London, Chicago, New York, Hong Kong and Beijing with Chase Manhattan Bank and First National Bank of Chicago. Mr. Markscheid received his bachelor’s degree in East Asian studies from Princeton University, a master’s degree in international affairs and economics from the School of Advanced International Studies at Johns Hopkins University, and an MBA degree from Columbia University.

Mr. Liren Wei, has been an Independent Director since May 2011. He has served as managing partner and head of the China practice of Wei, Wei & Co., LLP, a PCAOB registered accounting firm headquartered in New York, a position he has held since 2007. Mr. Wei co-founded Wei, Wei & Co., LLP in 1995. Mr. Wei, a certified public accountant, received his BS degree from Baruch College Zicklin School of Business, City University of New York. He is a member of the American Institute of Certified Public Accountants (AICPA), a former vice president and executive board member of the New York State Society of Certified Public Accountants (NYSSCPA), and a former president and board member of the Chinese American Society of Certified Public Accountants (CASCPA).

No director or executive officer is related to any other director or executive officer.

The Board of Directors has determined Liren Wei and Stephen Markscheid are “independent” under the current independence standards of Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meet the criteria for independence set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)

Board Operations

Mr. Xincheng Gao holds the positions of principal executive officer and chairman of the Board of Company. The Board of Directors believes that Mr. Gao’s service as both chairman of the Board and chief executive officer is in the best interest of the Company and its stockholders. Mr. Gao possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers.

The Board has not designated a lead director. Given the limited number of directors comprising the board, the independent directors, between board meetings, communicate with management and one another directly. Under the circumstances, the directors believe that designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

The Board of Directors receives regular reports from the chief executive officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the Board additionally is charged under its Charter with monitoring of the Company’s internal controls systems, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. Whenever a Committee of the Board receives a report involving risk identification, risk management or risk mitigation, the Chairman of the Committee reports on that discussion, as appropriate, to the full Board during the next Board meeting.

The Board of Directors held two meetings during 2012 and sixteen meetings during 2011. During 2012 and 2011, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

It is the policy of the Board of Directors that all directors should attend the annual meetings in person or by teleconference. The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees. The code of ethics is available at Company’s website, www.chinaintegratedenergy.com.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors. Each committee has a charter, which is available at the Company’s website, www.chinaintegratedenergy.com.

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s financial disclosure, financial statements, and accounting principles, policies, and practices, scope and results of the annual audit, and internal audit processes; reviews the internal control report prepared by management and the independent accountants’ attestation, and report, on the assessment made by management; reviews and approves related party transactions; and establishes and reviews procedures for receipt and handling of reports regarding questionable accounting or financial matters. The Audit Committee held six meetings during 2011.

The members of the Audit Committee are Liren Wei and Stephen Markscheid. We have also determined that each of the members of the Audit Committee is “independent” under the current independence standards of Rule 5606(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meets the independence criteria set forth in Rule 10A(m)(3) of the U.S. Securities Exchange Act of 1934, as amended. The Board has determined that Stephen Markscheid is an audit committee financial expert as defined in SEC rules.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2011, the Audit Committee:

•	has reviewed and discussed the audited financial statements with management;
•	has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and
•	has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the year ended December 31, 2011.

Stephen Markscheid
Liren Wei

Compensation Committee

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; make recommendations to the Board of Directors regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board of Directors with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. Our executive officers do not play a role in suggesting their own salaries. Neither the company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee acted by unanimous written consent four times during 2011.

The members of the Compensation Committee are Stephen Markscheid and Liren Wei.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying and recommending qualified individuals to the Board as its nominees for election as directors, in determining the composition of the Board, and in assessing the Board’s effectiveness. The Nominating and Corporate Governance Committee did not hold any meetings during 2011.

The members of the Nominating and Corporate Governance Committee are Stephen Markscheid and Liren Wei. The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o China Integrated Energy, Inc., Dongxin Century Square, 7th Floor, Hi-Tech Development District, Xi’an, Shaanxi Province, People’s Republic of China, 710043. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications. The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, China Integrated Energy, Inc., 10F, Western International Square, 2 Gaoxin Road, Xi’an, Shaanxi Province, China 710075, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company. Based solely on the Company’s review of copies of such forms, the Company believes that during 2011 and 2012, all such reports were filed timely, except that Mr. Markscheid filed a late Form 3 in June 2011.

Executive Compensation

We strive to provide our named executive officers with a competitive base salary that is in line with their roles and responsibilities. We believe that other peer companies in China which are listed on U.S. stock markets would be the most appropriate to use for salary comparison purposes. However, none of our direct competitors are public companies in the U.S. We believe that the compensation of our executive officers is appropriate.

It is not uncommon for companies with operations primarily in China to have base salaries and bonuses as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to similar positions within comparable peer companies and with consideration of the executive’s relative experience in his or her position. Based on an evaluation of available information with respect to the base salaries of executives of our competitors located in China, the base salary and bonus paid to our named executive officers is in line with our domestic competitors, such as Shaanxi Dongda Oil and Chemical Co., Ltd. Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

Our 2003 Equity Incentive Program provides for the grant of incentive stock options, nonqualified stock options and restricted stock awards. Certain awards are intended to qualify as “incentive stock options” within the meaning of the Internal Revenue Code of 1986, as amended. The incentive plan was approved by our stockholders on August 11, 2003.

We will consider other elements of compensation, including without limitation, short- and long-term compensation, cash and non-cash, and other equity-based compensation. We believe our current compensation package is comparable to our peers in the industry and is aimed to retain and attract talented individuals.

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended December 31, 2011.

FISCAL 2011 COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Xincheng Gao (Principal Executive Officer)	2011	126,000	10,000	—	—		—	—	—	136,000
	2010	60,000	15,000	—	3,148,200	(1)	—	—	—	3,223,200

(1)	The aggregate grant date fair value of the options awarded to each named executive officer is computed in accordance with FASB ASC Topic 718.

Mr. Gao was the only named executive officer with total compensation greater than $100,000 during each of the two fiscal years ended December 31, 2011. Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

The following employment agreements were entered into by us and the following named executive officer:

Xincheng Gao

Xi’an Baorun Industrial entered into an employment agreement with Mr. Xincheng Gao to employ him as its chairman, effective as of October 25, 2010. The agreement will expire on October 24, 2013, and may be renewed for an additional term of three years. Mr. Gao is entitled to a base monthly salary in an amount of RMB70,000, approximately US$10,500. Xi’an Baorun Industrial also pays premiums for Mr. Gao for pension, unemployment, medical insurance and other social insurance coverage in accordance with relevant PRC laws and regulations. Xi’an Baorun Industrial has a right to adjust the salary and welfare benefits of Mr. Gao appropriately based on his capability, experience, attitude, performance, achievement, working-age and position as well as its salary and position adjustment policies and business conditions. Either party to the agreement has a right to terminate the agreement, subject to the terms and conditions therein. In connection with the agreement, Mr. Gao also executed a confidentiality and non-competition agreement. In the event of a major change in objective circumstances, which includes the merger of Xi’an Baorun Industrial into another business entity, or the sale, or transfer by Xi’an Baorun Industrial of a substantial portion of its assets to others, Xi’an Baorun Industrial may terminate this agreement by giving a 30-day notice, or giving one month’s salary in lieu of a notice, if the parties cannot agree to a modification of terms of the agreement.

Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2011, none of the named executive officers would have been entitled to any cash payments.

Grants of Plan-Based Awards

As a smaller reporting company we are not required to include this disclosure.

Outstanding Equity Awards at Fiscal Year-End

OUTSTANDING EQUITY AWARDS AT FISCAL 2011 YEAR END

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xincheng Gao (Principal Executive Officer)	600,000	—	—	7.04	December 31, 2015	—	—	—	—

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than named executive officers, for fiscal 2011.

FISCAL 2011 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen Markscheid	100,000	—	145,330	(1)	—	—	—	245,330
Liren Wei	60,000	—	116,176	(1)	—	—	—	176,176
Larry Goldman*	20,000	—	119,678	(1)	—	—	—	141,404
Wenbing (Christopher) Wang*	15,000		119,678	(1)	—	—	—	136,404
Junrong Guo**	3,040	—	—		—	—	—	3,040

*	Resigned in 2011
**	Resigned in 2013
(1)	The aggregate grant date fair value of the options awarded computed in accordance with FASB ASC Topic 718

On April 28, 2011, the Company and Mr. Markscheid executed an Independent Director Agreement (the “Agreement”) in connection with Mr. Markscheid’s appointment, pursuant to which Mr. Markscheid will be entitled to receive an annual compensation of $100,000. In addition, the Company granted Mr. Markscheid an option to purchase up to One Hundred Thousand (100,000) shares of common stock of the Company with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option and vesting annually, in equal installments for a three year period. This agreement was renewed in June 2012 at which time Mr. Markscheid’s annual compensation was reduced to $50,000, and was subsequently renewed in May 2013 on the same terms. No additional options were granted after 2011.

On May 31, 2011, the Company and Mr. Wei executed an Independent Director Agreement in connection with Mr. Wei’s appointment, pursuant to which Mr. Wei will be entitled to receive an annual compensation of $60,000. In addition, the Company granted Mr. Wei an option to purchase up to Eighty Thousand (80,000) shares of common stock of the Company with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option and vesting annually, in equal installments for a three year period. This agreement was renewed in June 2012 at which time Mr. Wei’s annual compensation was increased to $80,000, and was subsequently renewed in May 2013 on the same terms. No additional options were granted after 2011.

Each of Messrs. Goldman, Wang and Guo entered into Independent Director Agreements with the Company on December 8, 2010. Pursuant to the terms of those agreements, Mr. Goldman shall receive $20,000 in cash annually and an annual option grant to purchase 20,000 shares of common stock of the Company, Mr. Wang shall receive $15,000 in cash annually and an annual option to purchase 20,000 shares of common stock of the Company, and Mr. Guo shall receive RMB20,000 in cash annually. In addition, each of Mr. Goldman and Mr. Wang shall receive $1,000 for each director meeting attended by phone and $5,000 for each director meeting attended in person. The exercise price of the annual option grants shall be equal to the fair market value of a share of the Company’s common stock on the date of the grant of the option and such options vest quarterly, in equal installments over the 12 month period from date of grant. After their resignation, all the related options were canceled.

Certain Relationships and Related Transactions

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Particulars of significant transactions between the Company and related companies are disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

It is Company’s policy to not enter any transaction (other than compensation arrangements in the ordinary course) with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee (or a majority of its disinterested members).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE
BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed RBSM LLP as independent accountants for fiscal 2013. Representatives of RBSM LLP will not be present in person or by telephone at the 2013 Annual Meeting. In the event the stockholders fail to ratify the selection of RBSM LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Changes in Certifying Accountants

As disclosed in the Current Report on Form 8-K, filed on May 2, 2013, we were informed by our independent registered public accounting firm, Sherb & Co., LLP, (“Sherb”), that it had combined certain of its practice areas with RBSM LLP effective January 1, 2013. As a result, Sherb effectively resigned as our independent registered public accounting firm and RBSM LLP became our independent registered public accounting firm. The engagement of RBSM LLP as our independent registered public accounting firm was approved by the Audit Committee of the Company on March 4, 2013.

As disclosed in the Current Report on 8-K filed on July 25, 2011, the Company engaged Sherb as its independent principal accountant to replace KPMG, who resigned on April 26, 2011. KPMG had audited and rendered an audit report on the financial statements of the Company as of and for the year ended December 31, 2010, which report was subsequently withdrawn by KPMG and such withdrawal was reported on a Current Report on Form 8-K on May 2, 2011. In addition to being engaged to audit the financial statements as of and for the year ended December 31, 2011, Sherb was also engaged by the Company to re-audit the financial statements as of and for the year ended December 31, 2010.

As of May 2, 2013, the date of the Current Report on Form 8-K, Sherb had not completed its audit of the financial statements of the Company as of and for the two years ended December 31, 2011 and December 31, 2010. Accordingly, as a result of the circumstances, Sherb had not rendered any audit report containing any adverse opinion or disclaimer of opinion and no report was qualified or modified as to audit scope or accounting principles. As of the date of the Current Report on Form 8-K, there had been no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure thus far in the audit of the financial statements as of and for the year ended December 31, 2011 and the re-audit of the financial statements as of and for the year ended December 31, 2010.

During the year ended December 31, 2011 and through May 2, 2013, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K that were reported by Sherb. As previously disclosed in the Current Report on Form 8-K filed on May 2, 2011, there was a reportable event as described under Item 304(a)(1)(v)(B) with respect to the audit of the financial statements as of and for the year ended December 31, 2010.

During the two years ended December 31, 2011 and December 31, 2010 and through May 2, 2013, we did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Services and Fees of Independent Accountants

Since RBSM LLP was not appointed as our independent registered public accountant until 2013, no fees were billed to the Company by RBSM LLP during the last two fiscal years ended December 31, 2011 and 2010. Fees billed to the Company by Sherb during those periods were:

Fees	2011	2010
Audit Fees	$30,000	$22,529
Audit Related Fees	$—	$75,000
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$30,000	$97,529

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

This category consists of professional services rendered for products and services provided, other than the services reported above under Audit Fees, Audit-Related Fees and Tax Fees.

Pre-Approval of Services

The Audit Committee must pre-approve all audit and permissible non-audit services performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies. None of the hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees. All services described under the caption Services and Fees of Independent Accountants were pre-approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION
OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption Election of Directors — Executive Compensation, pursuant to Item 402 (m) through (q) of Regulation S-K, compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by a majority of the votes cast, the Compensation Committee will take account of this fact when considering executive compensation for future years.

A majority of votes cast is required for advisory approval of executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING
ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors — Executive Compensation, pursuant to Item 402 (m) through (q) of Regulation S-K, compensation tables, and narrative discussion, be, and hereby is, approved.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote.

PROPOSAL 4

ADVISORY VOTE REGARDING FREQUENCY OF ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

As required by Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote regarding whether advisory votes to approve executive compensation should be submitted to stockholders every year, every two years or every three years.

The advisory vote will be determined by a majority of votes cast. The advisory vote is not binding on the Company, the Board of Directors, or management. If none of the frequency alternatives receives a majority of the votes cast, the Company will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that an advisory vote to approve executive compensation be submitted to stockholders every two years.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card or by following the instructions on the proxy card to vote.

OTHER INFORMATION

Stockholders who are unable to attend the meeting in person may use the following conference call lines: Hong Kong access +852 3027 5500; U.S. access: +1 85 5753 2229 or toll free: +1 866 978 9970 or China access: +86 400 681 6405 or +86 400 658 8165, with the following participant code: 846075#. This conference call line will be in listen only mode.

The Company’s 2011 annual report on Form 10-K, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Xincheng Gao, Chief Executive Officer, China Integrated Energy, Inc., Dongxin Century Square, 7th Floor, Hi-Tech Development District, Xi’an, Shaanxi Province, People’s Republic of China, 710043.

Important Notice Regarding Availability of Proxy Materials

This proxy statement and Company’s 2011 annual report, when available, will be on the Company’s website, www.chinaintegratedenergy.com.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

Discussion of Company Business Operations

After the adjournment of the Annual Meeting the Company will hold a Q&A session, which will be in listen only mode. Stockholders may submit questions for consideration only via e-mail to the Company’s Investor Relations Firm at ychen@christensenir.com, with a cc: to the Company at jin.ma@cbeh.net.cn, no later than December 12, 2013. Such questions will be reviewed by management and its legal counsel and a determination will be made as to whether such questions may be answered in compliance with Regulation FD. To be eligible to submit questions for the Q&A you must have been a registered or beneficial holder of shares of Common Stock on the Record Date and be eligible to vote your shares of Common Stock at the Annual Meeting. If you are the registered holder of your securities, which means that your name appears in the Company's records as a shareholder, the company can verify your eligibility on its own. In that case you must include the name under which the shares of Common Stock are registered. If you are not a registered holder, at the time you submit your questions you must prove your eligibility to the Company by submitting a written statement from the “record” holder of your securities (usually a broker or bank) verifying that, you held securities as of the Record Date and you are eligible to vote your shares of Common Stock at the Annual Meeting.

Stockholder Proposals for Next Annual Meeting

Stockholder proposals intended to be included in the proxy statement for the 2014 annual meeting must be received by the Company by August 8, 2014. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s board of directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by October 22, 2014.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 2, 2013. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Xincheng Gao
Xincheng Gao
Chairman of the Board

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
CHINA INTEGRATED ENERGY, INC.
TO BE HELD ON DECEMBER 16, 2013

Xincheng Gao and Gaihong Li, and each of them, each with full power of substitution, hereby are authorized to vote as specified below or, with respect to any matter not set forth below, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of China Integrated Energy, Inc. that the undersigned would be entitled to vote, if personally present, at the 2013 Annual Meeting of Stockholders and any adjournment thereof.

IF THIS PROXY IS PROPERLY DATED AND EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, IN THE ABSENCE OF DIRECTION THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Please mark vote in box using blue or black ink only.

1.	ELECTION OF DIRECTORS

☐ ALL NOMINEES LISTED BELOW	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW EXCEPT:

(1)	Xincheng Gao
(2)	Gaihong Li
(3)	Stephen Markscheid
(4)	Liren Wei

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above. The undersigned hereby confer(s) upon the proxy and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve)

2.	RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION — EVERY:

☐ ONE YEAR	☐ TWO YEARS	☐ THREE YEARS
☐ ABSTAIN
5.	AS RECOMMENDED BY THE BOARD OF DIRECTORS, OR IN THE ABSENCE OF SUCH RECOMMENDATION IN THEIR OWN DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE SAID MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date:, 2013	Signature
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.